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Exhibit 32.1
CERTIFICATIONS

OF PRINCIPAL EXECUTIVE

OFFICER AND PRINCIPAL

FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION

906 OF THE
SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Vaxxinity,

Inc. (the “Company”) on Form 10-Q for the quarter ended
September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant

to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that, to the best of their knowledge:
1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
of 1934, as amended; and
2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2023

By:

/s/ Mei Mei Hu

Mei Mei Hu

President and Chief Executive Officer
(Principal Executive Officer)
Date: November 8, 2023

By:

/s/ Jason Pesile

Jason Pesile

Senior Vice President, Finance and Accounting
(Principal Financial and Accounting Officer)